Rule 497(k)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

SUMMARY PROSPECTUS
FT Vest U.S. Equity Uncapped
Accelerator ETF – July

Ticker Symbol:	UXJL
Exchange:	Cboe BZX Exchange, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=UXJL.   You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.   The Fund’s  prospectus and statement of additional information, both dated  July 21, 2025, are all incorporated by reference into this Summary Prospectus.
July 21, 2025

The Fund is designed to provide a target rate of return (before fees and expenses) that is greater than the price return increase of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”) if the Underlying ETF exceeds a performance threshold at the expiration of the Fund’s option contracts (“Outcomes”). The Outcomes sought by the Fund are based upon the price return of the Underlying ETF over an approximate one-year period (the “Target Outcome Period”). The current Target Outcome Period is from July 21, 2025 through July 17, 2026. If the Underlying ETF appreciates at the end of the Target Outcome Period at a level above 102% of the price of the Underlying ETF on the first day of the Target Outcome Period (the “Target Upside Deductible”), the Fund seeks to provide investors with a target rate of return that is designed to exceed the price return rate of the Underlying ETF at the end of the Target Outcome Period (the “Upside Rate of Return”). Investors that hold Fund shares for the entire Target Outcome Period will not participate in the positive price returns of the Underlying ETF if the Underlying ETF does not appreciate to a level above the Target Upside Deductible on the last day of the Target Outcome Period. The Upside Rate of Return for the Target Outcome Period is 123% of the Underlying ETF price return increase, measured after exceeding the Target Upside Deductible. The Upside Rate of Return is provided prior to taking into account the Fund’s fees and expenses. The Fund’s returns will be lowered, including after the application of the Upside Rate of Return, if applicable, after the deduction of the Fund’s management fee of 0.85% of the Fund’s daily net assets. The Fund’s returns will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee. The Fund only participates in the Upside Rate of Return once the Underlying ETF’s price return exceeds the Target Upside Deductible. Therefore, the price return of the Underlying ETF may need to materially exceed the Target Upside Deductible before the Fund recoups these forgone returns with an Upside Rate of Return. The rate of return that an investor receives may therefore be less than the price return of the Underlying ETF even if the Target Upside Deductible is exceeded at the end of the Target Outcome Period. See the line graph and table set forth in “Principal Investment Strategies—Upside Rate of Return” for more information. As of the date of this preliminary prospectus, based on 10-day trailing market data, the Upside Rate of Return for the initial Target Outcome Period is expected to be between 119% and 130%. There is no guarantee that the final Upside Rate of Return set for the Target Outcome Period will be within the estimated range. The Fund does not provide any protection against Underlying ETF losses and will bear all Underlying ETF losses over the Target Outcome Period on a one-to-one basis (before fees and expenses). If the Upside Rate of Return is experienced during the Target Outcome Period, investors that purchase shares during the Target Outcome Period may be subject to the possibility of losses that exceed the losses of the Underlying ETF for the remainder of the Target Outcome Period. The Fund seeks to achieve specified Outcomes but there is no guarantee that the Outcomes for a Target Outcome Period will be achieved. You may lose some or all of your money by investing in the Fund. The Fund has characteristics unlike many other typical investment products and may not be suitable for all investors. It is important that investors understand the Fund’s investment strategy before making an investment in the Fund.
The Outcomes described in this prospectus are specifically designed to apply only if you hold shares on the first day of the Target Outcome Period and continue to hold them on the last day of the period. If you purchase shares after the Target Outcome Period starts or sell your shares before the Target Outcome Period ends, you may receive a very different return based on the Fund’s current value. Investors purchasing shares of the Fund after the Target Outcome Period begins can see possible Outcomes as of their purchase date until the end of the period, including the Fund’s value relative to the Target Upside Deductible, by visiting the Fund’s website, http://www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=UXJL.
An investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because investors will not participate in the positive price returns of the Underlying ETF in a Target Outcome Period if the Underlying ETF does not appreciate to a level above the Target Upside Deductible. Similarly, an investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to, or exceeding, those of the Underlying ETF even if the Target Upside Deductible is exceeded because the price return of the Underlying ETF may need to materially exceed the Target Upside Deductible before the Fund recoups any forgone returns. The rate of return that an investor receives may therefore be significantly less than the price return of the Underlying ETF over multiple Target Outcome Periods even if the Target Upside Deductible is exceeded. This may also make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF.

Investment Objective
The investment objective of the FT Vest U.S. Equity Uncapped Accelerator ETF – July (the “Fund”) is to seek to provide investors with the potential for a rate of return that outperforms the positive price return of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), if a performance threshold is exceeded by the Underlying ETF as described below, over the period from July 21, 2025 through July 17, 2026.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.85%
(1)
“Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$87	$271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no operational history and therefore no historical turnover rate.
Principal Investment Strategies
Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”). FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. The Underlying ETF is an exchange-traded unit investment trust that uses a replication strategy, meaning it invests in as many of the stocks in the S&P 500® Index as is practicable. PDR Services, LLC (“PDR”) serves as the Underlying ETF’s sponsor. The investment objective of the Underlying ETF is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P 500® Index. The Fund’s performance will not reflect the payment of dividends by the Underlying ETF. See “The Underlying ETF” for more information. The Fund’s investment sub-advisor is Vest Financial LLC ("Vest" or the "Sub-Advisor").
The Fund uses FLEX Options to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The outcomes sought by the Fund (the “Outcomes”) are based on the price performance of the Underlying ETF at the expiration of an approximate one-year period (the “Target Outcome Period”). The Outcomes include one-to-one participation in losses of the Underlying ETF and a target rate of return that is greater than the price return increase of the Underlying ETF (the “Upside Rate of Return”). The Fund will only participate in the Upside Rate of Return if the Underlying ETF appreciates at the end of the Target Outcome Period at a level above 102% of the price of the Underlying ETF on the first day of the Target Outcome Period (the “Target Upside Deductible”). The Upside Rate of Return for the Target Outcome Period is 123%. The Upside Rate of Return is provided prior to taking into account the Fund’s fees and expenses. The Fund’s returns will be lowered, including after the application of the Upside Rate of Return, if applicable, after the deduction of the Fund’s management fee of 0.85% of the Fund’s daily net assets. The Fund’s returns will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee. The Outcomes the Fund seeks for investors that hold Fund shares for an entire Target Outcome Period are as follows, though there can be no guarantee these results will be achieved:

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If the Underlying ETF appreciates at the end of the Target Outcome Period, but at a level below 102% of the price of the Underlying ETF on the first day of the Target Outcome Period (the “Target Upside Deductible”), the Fund will not participate in any of the gains experienced by the price return of the Underlying ETF. Under this circumstance, the Fund’s net asset value (“NAV”) is expected to remain the same on the first and last day of the Target Outcome Period (less fees and expenses). As such, the Fund will only experience gains if the Underlying ETF’s price return increases above the Target Upside Deductible at the end of the Target Outcome Period. If the Underlying ETF has not increased to a level above the Target Upside Deductible at the end of the Target Outcome Period, the Fund will not experience any increase in value with respect to the combination of FLEX Options held by the Fund even if the price of the Underlying ETF exceeded the Target Upside Deductible at a point during the Target Outcome Period before returning to a level below the Target Upside Deductible.
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If the Underlying ETF appreciates at the end of the Target Outcome Period to a level above the Target Upside Deductible, the combination of FLEX Options held by the Fund seeks to provide the Upside Rate of Return. While the Target Upside Deductible (102%) is expected to remain constant for each Target Outcome Period, the Upside Rate of Return produced by the combination of FLEX Options held by the Fund is calculated at the commencement of each Target Outcome Period and will vary for each Target Outcome Period and depend upon market conditions (including, but not limited to, volatility), at the commencement of the Target Outcome Period. The Upside Rate of Return is provided prior to taking into account fees and expenses, the effect of which will lower the Fund’s returns experienced by an investor. The Fund only participates in the Upside Rate of Return once the Underlying ETF’s price return exceeds the Target Upside Deductible. Therefore, the price return of the Underlying ETF may need to materially exceed the Target Upside Deductible before the Fund recoups these forgone returns with an Upside Rate of Return. The rate of return that an investor receives may therefore be less than the price return of the Underlying ETF even if the Target Upside Deductible is exceeded at the end of the Target Outcome Period. See the line graph and table set forth in “Principal Investment Strategies—Upside Rate of Return” for more information.
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If the Underlying ETF decreases over the Target Outcome Period, the Fund will experience all losses on a one-to-one basis (i.e., if the Underlying ETF loses 10%, the Fund loses 10% (before fees and expenses). The Fund does not provide any protection against Underlying ETF losses.
See the line graph and table set forth below for more information.
The current Target Outcome Period will begin on July 21, 2025 and end on July 17, 2026. Subsequent Target Outcome Periods will begin on the day the prior Target Outcome Period ends and will end on the approximate one-year anniversary of that new Target Outcome Period. On the first day of each new Target Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new Upside Rate of Return for the new Target Outcome Period. This means that the Upside Rate of Return will change for each Target Outcome Period based upon prevailing market conditions at the beginning of each Target Outcome Period. The Target Upside Deductible will remain the same for each Target Outcome Period. The Target Upside Deductible, and the Fund’s value relative to it, should be considered before investing in the Fund. The Fund will be perpetually offered and not terminate after the current or any subsequent Target Outcome Period. Approximately one week prior to the end of the current Target Outcome Period, the Fund’s website will be updated to alert existing shareholders that the Target Outcome Period is approaching its conclusion and will disclose the anticipated Upside Rate of Return range for the next Target Outcome Period. There is no guarantee that the final Upside Rate of Return for a Target Outcome Period will be within the anticipated range. See "Subsequent Target Outcome Periods" for more information.
An investor that purchases Fund shares other than on the first day of a Target Outcome Period and/or sells Fund shares prior to the end of a Target Outcome Period may experience results that are very different from the Outcomes sought by the Fund for that Target Outcome Period. The Upside Rate of Return is designed to provide the intended outcomes only for investors that hold their shares throughout the complete term of the Target Outcome Period. The Upside Rate of Return is provided prior to taking into account fees and expenses, the effect of which will lower the Fund’s returns experienced by an investor. Investors should not expect that the Outcomes will be provided at any point prior to that time, and during the Target Outcome Period, investors should not expect their shares to experience the Upside Rate of Return. The value of the FLEX Options held by the Fund is ultimately derived from the price performance of the Underlying ETF for the entire Target Outcome Period. As a result, it is very unlikely that, on any given day during which the Underlying ETF share price increases in value, the Fund’s share price will increase at the same rate as the returns sought by the Fund, which is designed for an entire Target Outcome Period. During the Target Outcome Period, investors can expect periods of significant disparity between the Fund’s net asset value (“NAV”) and the Underlying ETF’s price performance, including periods when the Fund’s NAV may not provide any returns relative to the Underlying ETF or periods when the Fund’s NAV may underperform relative to the Underlying ETF. As the Underlying ETF price and the Fund’s NAV change over the Target Outcome Period, an investor acquiring Fund shares after the start of the Target Outcome Period will likely have a different return potential than an investor who purchased Fund shares at the start of the Target Outcome Period. This is because while the Upside Rate of Return and Target Upside Deductible for the Target Outcome Period are fixed levels that are calculated in relation to the Underlying ETF price and the Fund’s NAV at the start of a Target Outcome Period and remain constant throughout the Target Outcome Period, an investor purchasing Fund shares at market value during the Target Outcome Period likely purchased Fund shares at a price that is different from the Fund’s NAV at the start of the Target Outcome Period. To achieve the Outcomes sought by the Fund for a Target Outcome Period, an investor must hold Fund shares for that entire Target Outcome Period. An investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because investors will not participate in the positive price returns of the Underlying ETF in a Target Outcome Period if the Underlying ETF does not appreciate to a level above the Target Upside Deductible. Similarly, an investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to, or exceeding, those of the Underlying ETF even if the Target Upside Deductible is exceeded because the price return of the Underlying ETF may need to materially exceed the Target Upside Deductible before the Fund recoups any forgone returns. The rate of return that an investor receives may therefore be significantly less than the price return of the Underlying ETF over multiple Target Outcome Periods even if the Target Upside Deductible is exceeded. This may also make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. In the event that the Underlying ETF experiences loss over the Target Outcome Period, the Fund will experience such losses on a one-to-one basis (i.e., if the Underlying ETF loses 10%, the Fund loses 10%).
Upside Rate of Return
The Fund seeks returns that have the potential for a higher rate of return than the Underlying ETF's price performance during periods in which the Underlying ETF achieves positive performance above the Target Upside Deductible. The combination of FLEX Options is designed to provide an Upside Rate of Return during the Target Outcome Period that is based upon the performance of the Underlying ETF’s share price after the point at which the Underlying ETF exceeds the Target Upside Deductible. The Upside Rate of Return sought by the Fund is contingent on the Underlying ETF achieving a positive price performance above the Target Upside Deductible at the conclusion of the Target Outcome Period. The Upside Rate of Return is provided prior to taking into account annual Fund management fees of 0.85% of the Fund’s daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses incurred by the Fund. Such extraordinary expenses (incurred outside of the ordinary operation of the Fund) may include, for example, unexpected litigation, regulatory or tax expenses. The Upside Rate of Return for the current Target Outcome Period is 123%. The Fund’s actual returns, including after the application of the Upside Rate of Return, if applicable, will be lower after the deduction of the unitary management fee and other costs and expenses not borne under the unitary management fee including possible extraordinary expenses or other costs. There is no guarantee that the Fund will achieve the Upside Rate of Return. Because of the combination of FLEX Options held by the Fund, investors will not participate in Underlying ETF gains if the Underlying ETF does not appreciate to a level above the Target Upside Deductible (measured from the start of the Target Outcome Period) and will achieve gains only to the extent the Underlying ETF price return exceeds the Target Upside Deductible (measured at the end of the Target Outcome Period). If the Underlying ETF has not increased in price to a level above the Target Upside Deductible at the end of the Target Outcome Period, the Fund will not experience any increase in value, even if the share price of the Underlying ETF had exceeded the Target Upside Deductible at some point during the Target Outcome Period. The Fund will only experience gains if the Underlying ETF price return increases above the Target Upside Deductible at the end of the Target Outcome Period.
If the Fund has experienced any Upside Rate of Return during a Target Outcome Period, investors that purchase shares during the Target Outcome Period may be subject to the possibility of losses that exceed any losses of the Underlying ETF for the remainder of the Target Outcome Period. At the point in time in which the Underlying ETF were to experience an increase beyond the Target Upside Deductible, the Fund is subject to a rate of return that is greater than the rate of increase experienced by the Underlying ETF. If before the end of the Target Outcome Period the Underlying ETF subsequently experienced a decrease in value, the value of the Fund would similarly be expected to decrease at a rate that is greater than the losses experienced by the Underlying ETF.
The rate of return with respect to the Fund for a Target Outcome Period may be lower than the price return of the Underlying ETF or an investment in a fund that does not utilize a Target Upside Deductible or an Upside Rate of Return. This is because the Fund will forgo any positive returns unless the Target Upside Deductible is surpassed at the end of the Target Outcome Period. In this regard, the price return of the Underlying ETF may need to materially exceed the Target Upside Deductible before the Fund recoups these forgone returns with an Upside Rate of Return. The rate of return that an investor receives may therefore be less than the price return of the Underlying ETF even if the Target Upside Deductible is exceeded at the end of the Target Outcome Period.
The following line graph and table illustrate the hypothetical returns that the FLEX Options seek to provide with respect to the price performance of the Underlying ETF in certain illustrative scenarios over the course of the Target Outcome Period. The returns in the line graph and table below are for illustration only and the actual returns may be different. The bar chart and line graph only provide an example of the Fund’s desired outcomes for investors holding through the entire Target Outcome Period, and are not necessarily indicative of Fund performance. The line graph and table do not take into account payment by the Fund of fees and expenses (which would lower returns experienced by investors). There is no guarantee that the Fund will be successful in providing these Outcomes for any Target Outcome Period.

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The graph above represents the Fund’s hypothetical intended return profile based upon the performance of the Underlying ETF and an Upside Rate of Return of 125%.
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The returns in the graph above are for illustration only and the actual returns may be different.
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In the graph above, the dotted line represents the Underlying ETF’s performance, and the blue and orange lines represent the return profile gross of fees and expenses sought by the Fund in relation to the Underlying ETF’s indicated performance. The orange line represents losses to the Fund and the Underlying ETF on a one-to-one basis, the blue line represents the targeted Upside Rate of Return and the green line represents the Target Upside Deductible.

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The table above represents the Fund’s hypothetical intended return profile based upon a given Upside Rate of Return and the performance of the Underlying ETF.
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The returns in the table above are for illustration only and the actual returns may be different.
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In the table above, the “Hypothetical Payoff Point” column represents the point at which the Fund’s positive accelerated returns may exceed the Underlying ETF price returns from the beginning of the Target Outcome Period. This is due to the Fund only participating in the Upside Rate of Return after the Underlying ETF’s price return exceeds the Target Upside Deductible.
Investors purchasing shares of the Fund during a Target Outcome Period will experience different results. The Fund’s website,  http://www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=UXJL,  provides information relating to the possible Outcomes for an investor of an investment in the Fund on a daily basis if purchased on that date and held through the end of the Target Outcome Period, including the Fund’s value relative to the Target Upside Deductible. Before purchasing Fund shares, an investor should visit the Fund's website to review this information and understand the possible outcomes of an investment in Fund shares on a particular day and held through the end of the Target Outcome Period.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the Underlying ETF invests more than 25% of its assets in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.
General Information on the FLEX Options
For each Target Outcome Period, the Fund will invest in both purchased and written call FLEX Options that reference the Underlying ETF. Because the value of the Fund is based on FLEX Options that reference the Underlying ETF and not the Underlying ETF directly, variations in the value of the FLEX Options impact the correlation between the Fund’s NAV and the price of the Underlying ETF. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events, as more fully described in the section entitled "Fund Investments" below. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons.
The FLEX Options that the Fund will hold that reference the Underlying ETF will give the Fund the right to receive or the obligation to deliver shares of the Underlying ETF, or the right to receive or the obligation to deliver a cash payment on the option expiration date based upon the difference between the Underlying ETF’s value and a strike price, depending on whether the Fund purchases or sells the option. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.
The Fund will generally, under normal conditions, hold two kinds of FLEX Options for each Target Outcome Period. The Fund will purchase call options (giving the Fund the right to receive shares of the Underlying ETF or a cash payment) while simultaneously selling (i.e., writing) call options (giving the Fund the obligation to deliver shares of the Underlying ETF or a cash payment). The Fund intends to structure the FLEX Options so that any amount owed by the Fund on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options. As a result, the FLEX Options will be fully covered and no additional collateral will be necessary during the life of the Fund. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts, but may charge transaction fees. Each of the FLEX Options purchased and sold throughout the Target Outcome Period will have the same terms, such as strike price and expiration date, as the FLEX Options purchased and sold on the first day of the Target Outcome Period.
On the FLEX Options expiration date, the Fund intends to sell the FLEX Options prior to their expiration or cash-settle the FLEX Options and use the resulting proceeds to purchase new FLEX Options for the next Target Outcome Period.
The Underlying ETF
The summary information below regarding the Underlying ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Underlying ETF and to other publicly available information (e.g., the Underlying ETF’s annual reports) to obtain an understanding of the Underlying ETF’s business and financial prospects.
The Underlying ETF is an exchange-traded unit investment trust that uses a replication strategy, meaning it invests in as many of the stocks in the S&P 500® Index as is practicable. PDR Services, LLC (“PDR”) serves as the Underlying ETF’s sponsor. The investment objective of the Underlying ETF is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”). See below for a description of the Underlying ETF’s principal investment strategies and risks. You can find the Underlying ETF’s prospectus and other information about the ETF, including the statement of additional information and most recent reports to shareholders, online at  http://www.ssga.com/us/en/intermediary/etfs/spdr-sp-500-etf-trust-spy.
The following description of the Underlying ETF’s principal investment strategies was taken directly from the Underlying ETF’s prospectus, dated January 27, 2025 (“SPY” refers to the Underlying ETF; other defined terms have been modified and are limited to this excerpt).
“SPY seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in SPY’s Portfolio substantially corresponding to the weight of such stock in the Index.
In SPY’s prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by SPY and make up SPY’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, SPY’s Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, State Street Global Advisors Trust Company (the “Trustee”), or its parent company, State Street Bank and Trust Company (“SSBT”), adjusts SPY’s Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. SPY’s Trustee or SSBT aggregates certain of these adjustments and makes changes to SPY’s Portfolio at least monthly, or more frequently in the case of significant changes to the Index.
SPY may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when SPY’s units are held in a taxable account. These costs, which are not reflected in SPY’s estimated annual Trust ordinary operating expenses, affect SPY’s performance. During the most recent fiscal year, SPY’s portfolio turnover rate was 3% of the average value of its portfolio. SPY’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of SPY’s units. Portfolio turnover will be a function of changes to the Index as well as requirements of SPY’s trust agreement. …
Although SPY may fail to own certain Index Securities at any particular time, SPY generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of SPY. … SPY does not hold or trade futures or swaps and is not a commodity pool. …
The Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans a broad range of major industries. .... Since 1968, the Index has been a component of the U.S. Commerce Department’s list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to SPY.”
As of July 7, 2025, the Underlying ETF had significant investments in information technology companies.
Subsequent Target Outcome Periods
The Fund will alert existing shareholders to the new Upside Rate of Return at the beginning of each new Target Outcome Period in the following manner:
1. Approximately one week prior to the end of the current Target Outcome Period, the Fund will make a sticker filing that will alert existing shareholders that the Target Outcome Period is approaching its conclusion and disclose the anticipated Upside Rate of Return range for the next Target Outcome Period. There is no guarantee that the final Upside Rate of Return set for a Target Outcome Period will be within the anticipated range. This filing will be mailed to existing shareholders.
2. Following the close of business on the last day of the Target Outcome Period, the Fund will make a sticker filing that discloses the Fund’s Upside Rate of Return for the next Target Outcome Period. The Target Upside Deductible will remain the same for each Target Outcome Period. This filing will be mailed to existing shareholders.
3. On the first day of the new Target Outcome Period, the Fund will file a full prospectus that incorporates the sticker filing from the previous evening which replaces the Upside Rate of Return and dates associated with the previous Target Outcome Period with the Upside Rate of Return and dates associated with the new Target Outcome Period. Correspondingly, the Fund will file a revised summary prospectus that reflects such changes.
The information referenced above will also be available on the Fund's website at
http://www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=UXJL.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
ACCELERATED RETURN RISK. There can be no guarantee that the Fund will be successful in its strategy to provide the Upside Rate of Return during market conditions where the Underlying ETF is increasing in value. Additionally, if the Underlying ETF does not increase in value above the Target Upside Deductible and remains above the Target Upside at the end of the Target Outcome Period, the Fund will not provide investors with positive returns. In the event an investor purchases shares after the first day of the Target Outcome Period or sells shares prior to the end of the Target Outcome Period, the rate of return that the Fund seeks to provide will likely not be available. An investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because investors will not participate in the positive price returns of the Underlying ETF in a Target Outcome Period if the Underlying ETF does not appreciate to a level above the Target Upside Deductible. This may also make it difficult to recoup any losses from prior Target Outcome Periods. The Upside Rate of Return will only be realized if the Underlying ETF increases in value above the Target Upside Deductible at the end of the Target Outcome Period. If the Underlying ETF increases above the Target Upside Deductible during the Target Outcome Period but fails to remain above the Target Upside Deductible at the end of the Target Outcome Period, the Fund will not experience any positive returns. Because any positive returns will not commence until the Target Upside Deductible is achieved, the Upside Rate of Return that an investor may receive above the Target Upside Deductible may be less than an investment in a fund that does not have a Target Upside Deductible or Upside Rate of Return. If an investor purchases Shares after the Target Outcome Period has begun and the Fund has risen in value to a level above the Target Upside Deductible, such investor may experience more losses than the Underlying ETF experiences.
The Fund seeks to provide Outcomes for the entire Target Outcome Period and does not seek to provide Outcomes on a daily or other short-term basis, which is an attribute of other types of exchange-traded funds that provide a daily, multiple exposure to a reference index (i.e., a “daily leveraged ETF”). The value of the FLEX Options held by the Fund is ultimately derived from the price performance of the Underlying ETF for the entire Target Outcome Period. As a result, it is very unlikely that, on any given day during which the Underlying ETF share price increases in value, the Fund’s share price will increase at the same rate as the rate of return sought by the Fund (i.e., the Upside Rate of Return), which is designed for an entire Target Outcome Period. Additionally, because of the way the FLEX Options are structured there are certain time periods where the value of the Fund may fall faster than the value of the Underlying ETF. For example, this could occur if the value of the Underlying ETF has risen since the first day of the Target Outcome Period then falls back to its value on the first day of the Target Outcome Period.
The returns with respect to the Fund for a Target Outcome Period may be lower than the price return of the Underlying ETF or an investment in a fund that does not utilize a Target Upside Deductible or an Upside Rate of Return. This is because the Fund will forgo any positive returns unless the Target Upside Deductible is surpassed at the end of the Target Outcome Period. In this regard, the price return of the Underlying ETF may need to materially exceed the Target Upside Deductible before the Fund recoups these forgone returns with an Upside Rate of Return. The returns that an investor receives may therefore be less than the price return of the Underlying ETF even if the Target Upside Deductible is exceeded at the end of the Target Outcome Period.
If the Underlying ETF’s share price increases in value above the Target Upside Deductible and remains above the Target Upside Deductible at the end of the Target Outcome Period, the Fund seeks to provide for an increase in value at a higher rate than the share price increase experienced by the Underlying ETF. Likewise, there are situations during the Target Outcome Period in which the Fund may decrease in value at a higher rate than an associated decrease in the Underlying ETF. If the Upside Rate of Return is experienced during the Target Outcome Period, the Fund may be subject to the possibility of losses that exceed the losses of the Underlying ETF for the remainder of the Target Outcome Period.
CASH TRANSACTIONS RISK. The Fund may effect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has recently lowered interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including rising interest rates, declining valuations and increasing vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

FLEX OPTIONS VALUATION RISK. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Underlying ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Underlying ETF and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
INFORMATION TECHNOLOGY COMPANIES RISK. The Underlying ETF invests significantly in information technology companies. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
LARGE CAPITALIZATION COMPANIES RISK. The Underlying ETF invests in the securities of large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.
NEW FUND RISK. The Fund is new and has no performance history or assets as of the date of this prospectus. The Fund expects to have fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure, and in turn, the Fund’s returns for limited periods of time.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
OPTIONS RISK. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund's portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
SPECIAL TAX RISK. The Fund intends to qualify as a “regulated Investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund's options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period. See "Federal Tax Matters" for more information.
The Fund intends to treat any income it may derive from the FLEX Options as "qualifying income" under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.
To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund's RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.
In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
TARGET OUTCOME PERIOD RISK. The Fund’s investment strategy is designed to seek to deliver returns (before fees and expenses) that are greater than those of the Underlying ETF if Fund shares are bought on the day on which the Fund enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period, subject to the Target Upside Deductible. In the event an investor purchases Fund shares after the first day of a Target Outcome Period or sells shares prior to the expiration of the Target Outcome Period, the value of that investor’s investment in Fund shares will likely not experience the Outcomes that the Fund seeks to provide.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
UNDERLYING ETF CONCENTRATION RISK. The Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
UNDERLYING ETF EQUITY RISK. Because the Fund holds FLEX Options that reference the Underlying ETF, the Fund has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
UNDERLYING ETF RISK. The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF as well as the types of instruments in which the Underlying ETF invests. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.
UPSIDE RATE OF RETURN RISK. A new Upside Rate of Return is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the Upside Rate of Return may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods. Additionally, the price return of the Underlying ETF may need to materially exceed the Target Upside Deductible before the Fund recoups foregone returns with an Upside Rate of Return.
The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.
You should only consider this investment if:	You should not consider this investment if:
●you fully understand the risks inherent in an investment in the Fund;	●you do not fully understand the risks inherent in an investment in the Fund;
●you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Target Outcome Period;	●you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Target Outcome Period;
●you are willing to hold shares for the duration of the Target Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;	●you are unwilling to hold shares for the duration of the Target Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
●you are willing to forgo any positive price returns of the Underlying ETF if the Underlying ETF does not appreciate to a level above the Target Upside Deductible;	●you are unwilling to forgo any positive price returns of the Underlying ETF if the Underlying ETF does not appreciate to a level above the Target Upside Deductible;
●you are not seeking an investment that provides dividends to shareholders;	●you are seeking an investment that provides dividends to shareholders;
●you fully understand that investments made after the Target
Outcome Period has begun may not benefit from the Upside
Rate of Return even if the Underlying ETF appreciates above
the Target Upside Deductible at the end of the Target
Outcome Period;

●you do not fully understand that investments made after the
Target Outcome Period has begun may not benefit from the
Upside Rate of Return even if the Underlying ETF appreciates above the Target Upside Deductible at the end of the Target
Outcome Period;

●you are willing to accept the risk of losing your entire investment;	●you are unwilling to accept the risk of losing your entire investment;

You should only consider this investment if:	You should not consider this investment if:
●you fully understand that the price return of the Underlying ETF may need to materially exceed the Target Upside Deductible before the Fund recoups any forgone returns; and	●you do not fully understand that the price return of the Underlying ETF may need to materially exceed the Target Upside Deductible before the Fund recoups any forgone returns; and
●you have visited the Fund’s website and understand the Outcomes available to you based upon the time of your purchase.	●you have not visited the Fund’s website and do not understand the Outcomes available to you based upon the timing of your purchase.
Performance
The Fund does not have a performance history. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available on the Fund’s website at http://www.ftportfolios.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Vest Financial LLC (“Vest” or the “Sub-Advisor”)
Portfolio Managers
The following persons serve as the portfolio managers of the Fund:
●
Karan Sood, Managing Director of Vest
●
Trevor Lack, Managing Director of Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since June 2025.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at  http://www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=UXJL.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer, registered investment adviser, bank or other financial intermediary (collectively, “intermediaries”), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=UXJL.
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